Exhibit 32

CERTIFICATION

I, David Harlow, Chief Executive Officer and Hannah Andrus, Chief Financial Officer of BancFirst Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2025 (the “Report”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
(2)
The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Harlow
David Harlow President and Chief Executive Officer (Principal Executive Officer) February 26, 2026

/s/ Hannah Andrus
Hannah Andrus Executive Vice President and Chief Executive Officer (Principal Financial Officer) February 26, 2026